NOTE 11 - INCOME TAXES (Detail) - Schedule of deferred tax assets and liabilities (USD $)	Jun. 30, 2012	Dec. 31, 2011
Net Operating Losses Carryforward	$ 17,134,000	$ 6,136,000
Depreciation	108,000	35,000
Bad debts	18,000	18,000
Net Non-current Deferred Tax Asset	17,260,000	6,189,000
Valuation Allowance	(17,260,000)	(6,189,000)
Total Net Deferred Tax Asset	$ 0	$ 0